UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 Amendment No. 1


        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 4, 2002

                        Commission File Number 001-15977

                                FLOOR DECOR, INC.
             (Exact name of registrant as specified in its charter)

                 Delaware                               13-4051167
     (State or other jurisdiction of                  (IRS Employer
      Incorporation or organization)             Identification Number)

   6001 Powerline Road, Ft. Lauderdale, FL                33309
   (Address of principal executive offices)             (Zip Code)

                                 (954) 351-9833
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

Pursuant to Item 7(a)(4) of Form 8-K, this Amendment contains additional financial information required by Form 8-K that was not included in the original Form 8-K filed by Floor Decor, Inc. (the "Company") dated February 19, 2002 (the "February 8-K"). The February 8-K disclosed that on February 4, 2002 the Company acquired all of the outstanding stock of Eagle Eye Scandinavian Distribution Limited, whose name was changed in March 2002 to Tiger Telematics, Ltd ("Tiger Telematics"). Tiger Telematics is an early stage company engaged in the distribution and provision of telematics products and services in certain European countries.

The Company issued 7,000,000 shares of its Common Stock to the sellers of Tiger Telematics in the acquisition. Certain additional transactions related to the acquisition that were disclosed in the February 8-K, are now updated with this report. First, the selling shareholders of Tiger Telematics agreed to convert debt owed to them by Tiger Telematics into additional shares of Common Stock. The Company's post closing audit of Tiger Telematics has determined that the amount of this debt is substantially less than the originally estimated (pound)2.3 million reported in the February 8-K. The amount of this debt as determined by the audit is (pound)432,480 or $610,190. This amount has not yet been converted to Company Common Stock as of the date of this report. Although the conversion is still anticipated, no assurances can be given as to the timing and ultimate completion of the conversion. It is shown in the proforma condensed financial statements as if the conversion occurred on a proforma basis on December 31, 2001.

Also in connection with the Tiger Telematics acquisition, certain note holders of the Company were to convert approximately $1.2 million of debt to Company Common Stock. As reported in the Company's Form 10-K filed on March 31, 2002 in
Note I to the Financial Statements on Page F-15, $922,733 was actually converted to Common Stock. Only eight holders of the Company note debt actually accepted the offer to convert debt to Common Stock. $500,000 of this conversion was by A.J. Nassar the Company's Chief Executive Officer. The conversion is shown in the proforma condensed financial statements as if the conversions occurred on December 31, 2001.

Attached are the audited financial statements of Tiger Telamatics, Ltd. (Formerly Eagle Eye Scandinavian Distribution Limited) as of and for the period ended February 4, 2002. Tiger Telematics was incorporated and began business on October 9, 2001 which renders unnecessary the filing of three years of audited statements.

Also attached are the pro forma condensed consolidated financial Statements of the Company and Tiger Telematics as of and for the year ended December 31, 2001, as required under item 7(b).

No additional exhibits are filed herewith.

                   Floor Decor, Inc. and Tiger Telematics Ltd.
              Pro Forma Condensed Consolidated Financial Statements

The pro forma condensed consolidated financial information reflects the acquisition of Tiger Telematics. The following pro forma balance sheet reflects the financial condition of Floor Decor, Inc. as of December 31, 2001 as if the acquisition had occurred on that date and the pro forma statements of income reflect the results of operations for year ended December 31, 2001 as if the acquisition had occurred on October 9, 2001 the date of the inception of Tiger Telematics.

                        Floor Decor, Inc. and Subsidiary
                 Pro Forma Condensed Consolidated Balance Sheet
                                December 31, 2001
                                                            2-04-02                Pro          12-31-01
                                     12-31-01                Tiger               Forma          Combined
                                       Floor               Telematics          Adjustments         Pro
                                       Decor                  Ltd.            Eliminations        Forma
                                    -------------------------------------------------------------------------
Assets
Current Assets
       Cash                              $   20,331            $        787   $(A)     (787)       $  20,331
       Accounts receivable                   93,580                       -               -           93,580
       Advances to Officers                  26,029                       -               -           26,029
       Inventories                          708,293                       -                          708,293
       Prepaid expenses                      27,241                 479,688    (A)  (17,430)         489,499
                                    -------------------------------------------------------------------------
             Total current assets           875,474                 480,475         (18,217)       1,337,732
                                    -------------------------------------------------------------------------

Property and Equipment, net                 161,028                   1,436    (A)   (1,436)         161,028

Order backlog                                     -                       -    (C)2,800,000        2,800,000
      Distribution agreement                      -                       -    (C)  463,050          463,050



Deposits and Other Assets                   262,272                       -              -           262,272
                                    -------------------------------------------------------------------------
Total Assets                           $  1,298,774            $    481,911   $  3,243,397        $5,024,082
                                    =========================================================================

See notes to unaudited pro forma condensed consolidated financial statements


                 Pro Forma Condensed Consolidated Balance Sheet
                                December 31, 2001

                                                           12-31-01               2-4-01                Pro            12-31-01
                                                                                  Tiger                Forma           Combined
                                                             Floor              Telematics          Adjustments           Pro
                                                             Decor                 Ltd.             Eliminations         Forma
                                                       -----------------------------------------------------------------------------
Liabilities and Stockholders' Equity (Deficit)
Current Liabilities
       Accounts Payable                                        $  764,455     $    235,949       $(A)  (177,245)          $ 823,159
       Amounts due stockholders                                 1,541,053          610,190        (A)    51,780             771,121
                                                                                                  (C)(1,431,902)
       Note Payable                                               130,119           98,822        (A)   (98,822)             29,098
                                                                                                  (C)  (101,021)
       Accrued expenses                                           147,451                -                    -             147,451
       Customer deposits                                          110,325                -                    -             110,325
                                                       -----------------------------------------------------------------------------
             Total current liabilities                          2,693,403          944,961           (1,757,210)          1,881,154
                                                       -----------------------------------------------------------------------------

Stockholders' Equity (Deficit)
       Common stock, at par                                        55,887                1        (B)     3,832             66,719
                                                                                                  (C)     6,999
       Subscription receivable                                        (36)               -                    -                (36)

       Additional Paid in Capital                                 514,104                -        (B) 1,529,091          4,836,195
                                                                                                  (C) 2,793,000
       Accumulated deficit                                     (1,964,584)        (463,051)       (A)   667,685         (1,759,950)
                                                       -----------------------------------------------------------------------------
             Total stockholder's equity (deficit)              (1,394,629)        (463,050)           5,000,607          3,142,928
                                                       -----------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity (Deficit)         $  1,298,774     $    481,911       $    3,243,397       $  5,024,082
                                                       =============================================================================

See notes to unaudited pro forma condensed consolidated financial statements


                        Floor Decor, Inc. and Subsidiary
                Pro Forma Condensed Consolidated Income Statement
                      For the Year Ended December 31, 2001



                                                12-31-01                   2-04-01                  Pro              12-31-01
                                                                            Tiger                  Forma             Combined
                                                  Floor                   Telematics            Adjustments             Pro
                                                  Decor                      Ltd.               Eliminations           Forma
                                                ------------------------------------------------------------------------------------
Net Sales                                       $  3,776,750              $     -                $    -          $  3,776,750
Cost of goods sold                                 2,138,963                    -                     -             2,138,963
                                                ------------------------------------------------------------------------------------
             Gross Profit                          1,637,787                    -                     -             1,637,787
                                                -----------------------------------------------------------------------------------
Operating Expenses
       Selling expense                               983,830                    -                     -               983,830
       General and administrative expense          1,807,430              463,051          (A) (204,634)
                                                                                           (E)   38,000             2,103,847
                                                ------------------------------------------------------------------------------------
                                                   2,791,260              463,051              (166,634)            3,087,677
                                                ------------------------------------------------------------------------------------
             Operating Loss                       (1,153,473)            (463,051)             (166,634)           (1,449,890)
                                                ------------------------------------------------------------------------------------
Other income (expense)
       Interest expense                             (145,607)                   -                     -              (145,607)
                                                ------------------------------------------------------------------------------------
                                                    (145,607)                   -                     -              (145,607)
                                                ------------------------------------------------------------------------------------
             Net loss                           $ (1,299,080)           $(463,051)          $   166,634         $  (1,595,497)
                                                ====================================================================================
             Net loss per share (basic
               and diluted)                     $     (0.024)           $(463,051)                              $      (0.024)
                                                ===================================================================================
             Weighted average shares outstanding  54,236,664                    1            10,832,308            65,068,972
                                                ===================================================================================

See notes to unaudited pro forma condensed consolidated financial statements

                           Floor Decor and Subsidiary
    Notes to unaudited Pro forma Condensed Consolidated Financial Statements.

Note A: Floor Decor statements are as of December 31, 2001 and Tiger
Telematics statements shown as of February 4, 2002 have been adjusted to December 31, 2001. The adjustments shown include $204,634 added to accumulated deficit to reflect the roll back of 204,634 in losses incurred from December 31, 2001 to February 4, 2002 and to adjust other balance sheet items back to December 31, 2001.

Note B: The debt of the former Tiger Telematics shareholders has been shown as if it converted to Common Stock pursuant to the stock purchase agreement as of December 31, 2001, although such conversion has not yet taken place. 1,525,475 shares are shown as issued and $610,190 is added to common stock and additional paid in capital. The related conversion of $922,733 of the Company's noteholders debt into 2,306,833 common stock shares and warrants has been shown as a reduction of debt and an increase in common stock and additional paid in capital.

Note C: This transaction was treated as a purchase. The 7,000,000 shares of stock issued were valued at $.40 per share. This price is the same price as the private placement transactions with investors that were entered into from December 2001 through January 2002. See report on Form-K dated February 19, 2002. This valued the stock issued at $2,800,000. The cost of acquiring Tiger Telematics was allocated based on the fair market value of the underlying net assets acquired. The negative equity of Tiger Telematics of $463,050 resulted in an excess of acquisition cost over tangible asset value of $3,263,050.

The excess of the acquisition price over the tangible asset valuation was assigned to two intangible assets. $2,800,000 was ascribed to an order backlog of open pending orders for products for future shipments over the next several years. This amount will be amortized as the orders are shipped on a prorata basis. The remaining amount of $463,050 was assigned to distribution rights under a Distribution Agreement with Eagle Eye Telmatics, plc, which was executed on October 19, 2001(see Form 10-K dated March 31, 2002, exhibit #21.1. This amount will be amortized quarterly over the three-year remaining life of the distribution agreement.

Note D: Prepaid expenses of Tiger Telematics include $421,859 of prepaid commission associated with obtaining the outstanding book of open pending orders. These commissions will be expensed as the related orders are shipped.

Note E. Pro forma amortization of the distribution agreement for the period from October 19, 2001 through December 31, 2001 amounted to $328,000.

                                                           COMPANY NO:  4301299

                            TIGER TELEMATICS LIMITED

                              FINANCIAL STATEMENTS

                    Period 9 October 2001 to 4 February 2002

--------------------------------------------------------------------------------
TIGER TELEMATICS LIMITED


CONTENTS




                                                                       Page


Company information                                                       1


Independent auditors' report                                              2


Profit and loss account                                                   3


Balance sheet                                                             4


Cash flow statement                                                       5


Notes to the financial statements                                       6 - 7

                               COMPANY INFORMATION


Director                     Christopher Sturm

Secretary                    Ian Dunsford

Incorporation date           9 October 2001 as Eagle Eye European Distribution
                               Ltd

Changes of name              10 October 2001 became Eagle Eye Scandinavian
                                Distribution Ltd
                             11 February 2002 became Eagle Eye Europe Ltd
                             12 March 2002 became Tiger Telematics Ltd


Registered office            2nd Floor
                             Berkeley Square House
                             Berkeley Square
                             London W1J 6BD


Registered number            4301299

Auditors                     RSM Robson Rhodes
                             Chartered Accountants
                             186 City Road
                             London EC1V 2NU


               INDEPENDENT AUDITORS' REPORT TO THE SHAREHOLDERS OF TIGER TELEMATICS LIMITED

We have audited the financial statements on pages 3 to 7.

Basis of audit opinion

We conducted our audit in accordance with United Kingdom Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error.

Opinion

In our opinion the financial statements give a true and fair view of the state of affairs of the company as at 4 February 2002 and of its loss for the period then ended and have been properly prepared in accordance with the Companies Act 1985.



RSM Robson Rhodes
Chartered Accountants and Registered Auditors

London, England
28 March 2002


TIGER TELEMATICS LIMITED
--------------------------------------------------------------------------------

                             PROFIT AND LOSS ACCOUNT
for the period from incorporation on 9 October 2001 to 4 February 2002


                                                       Period to 4 February 2002
                                                   -------------------- -------------------
                                                            $                     (pound)

Turnover                                                         -                    -
Cost of sales                                                    -                    -
                                                          --------             ---------
Gross profit                                                     -                    -

Administration expenses                                   (463,051)            (328,196)
                                                          --------             ---------

Loss on ordinary activities before taxation               (463,051)            (328,196)

Taxation                                                         -                    -
                                                          --------             ---------

Loss on ordinary activities after taxation                (463,051)            (328,196)
                                                          --------             ---------

Earnings per share (basic & diluted)                      (463,051)            (328,196)
                                                          --------             ---------

Weighted average number of shares                                1                    1
                                                          --------             ---------



STATEMENT OF MOVEMENTS IN EQUITY SHAREHOLDERS FUNDS
For the period ended 4 February 2002

                                                              Period to 4 February 2002
                                                         ---------------------------------------
                                                                  $                  (pound)

Loss for the period                                           (463,051)            (328,196)

Issue of share                                                       1                    1
Equity shareholders funds at 9 October 2001                          -                    -
                                                              --------           ----------

Equity shareholders funds at 4 February 2002                  (463,050)            (328,195)
                                                              ========           ==========

                                  BALANCE SHEET
at 4 February 2002


                                                    4 February 2002
                                          ------------------------------------
                                                     $                 (pound)

Fixed assets
Tangible assets                                    1,436                1,018
                                              ----------           ----------
Current assets
Other debtors & prepayments                      479,688              339,987
Cash at bank and in hand                             787                  558
                                              ----------           ----------

                                                 480,475              340,545
Current liabilities
Creditors & accruals                            (944,961)            (669,758)
                                              ----------           ----------

Net current liabilities                         (464,486)            (329,213)


Net assets                                      (463,050)            (328,195)
                                              ==========           ==========

Capital and reserves
Called up share capital                                1                    1
Reserves                                        (463,051)            (328,196)
                                              ----------           ----------

Equity shareholders' funds                      (463,050)            (328,195)
                                              ----------           ----------

The financial statements were approved by the Board on 28 March 2002 and signed on its behalf by:

Christopher Sturm                   Carl Freer
Director                            Executive

CASH FLOW STATEMENT
for the period from 9 October 2001 to 4 February 2002

                                                        4 February 2002
                                                 ------------------------------
                                                     $                 (pound)

Cash inflow from operating activities             (706,790)          (500,950)


Returns on investment and servicing of finance           -                  -


Taxation paid                                            -                  -

Capital expenditure and financial investment
Payments to acquire fixed assets                    (1,436)            (1,018)


Acquisitions and disposals                               -                  -


Net cash outflow before financing                 (708,226)          (501,968)

Financing
Issue of share capital                                   1                  1
Floor Decor advance                                 98,822             70,042
Advances from other related parties                610,190            432,483


Increase in cash                                       787                558


RECONCILIATION OF OPERATING LOSS TO NET CASH FLOW FROM OPERATING ACTIVITIES

                                                        4 February 2002
                                                 ------------------------------
                                                     $                 (pound)

Operating loss                                    (463,051)          (328,196)

Depreciation of tangible fixed assets                    -                  -

Movements in working capital:
Increase in debtors                               (479,688)          (339,987)
Increase in creditors                              235,949            167,233

Cash outflow from operating activities            (706,790)          (500,950)

                                                            ACCOUNTING POLICIES
Basis of accounting
The financial statements are prepared in accordance with applicable accounting standards and under historical cost accounting rules.

The financial statements have been prepared for the purposes of SEC filings required as at the date of acquisition of the company by Floor Decor Inc and include all disclosures required by US GAAP.

The company's first statutory accounts will be prepared for the year ending 31 December 2002.

The principal accounting policies which the directors have adopted within that convention are set out below:

Going concern
The financial statements have been prepared on the going concern basis on the strength of the ongoing financial support being provided by the director and senior executive, and the new parent undertaking Floor Decor Inc.

Turnover
Turnover comprises sales to customers less discounts and allowances and is net of value added tax.

Taxation
The charge for taxation is based on the profit for the year and takes into account taxation deferred because of timing differences between the treatment of certain items for taxation and accounting purposes. Provision is made for deferred tax only to the extent that it is probable that an actual liability will crystallise.

Fixed assets
Depreciation is provided by the company to write off the cost less the estimated residual value of tangible assets in equal instalments from the month after the month of acquisition over their useful economic lives until disposal.

Leasing
Rentals payable under operating leases are charged to the profit and loss account as incurred.

Reporting currency
The company utilises sterling as its reporting currency. In connection with the acquisition of the company by Floor Decor Inc, the accompanying financial statements have also been stated in US dollars.

All transactions were translated at the rate of exchange in effect at 4 February 2002 of $1.4109 US dollars per (pound)1 sterling.

2       SHARE CAPITAL
                                                           20002
                                                           Number
        Authorised

        Ordinary shares of(pound)1 each                  1,000,000

        Issued and fully paid

        Ordinary shares of(pound)1 each                          1



3.      RELATED PARTY TRANSACTIONS

        During the period the company has undertaken transaction with its shareholder, Christopher Sturm, and senior executive, Carl Freer, and with the acquiring company Floor Decor Inc.

        At 4 February 2002 the company owed Mr Sturm and Mr Freer a total of (pound)432,483 ($610,190) in respect of non interest bearing advances made to the company during the period. These advances are subsequently to be converted into common stock of Floor Decor Inc in connection with the acquisition of the company on 4 February 2002.

        Floor Decor Inc loaned the company(pound)70,042 ($98,822) in January 2002. The sum remains outstanding and is due on demand and bears interest at a rate of 6%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FLOOR DECOR, INC.

/S/                Chief Executive Officer and Director          April 19, 2002
Alvin J. Nassar

/S/                Chief Financial Officer and Director          April 19, 2002
Michael W. Carrender